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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): June 28, 2002

                                RAYTHEON COMPANY
             (Exact name of registrant as specified in its charter)

        Delaware                      1-13699                   95-1778500
(State of Incorporation)      (Commission File Number)        (IRS Employer
                                                          Identification Number)

          141 Spring Street
       Lexington, Massachusetts                                    02421
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (781) 862-6600

Item 5. Other Events.

        On March 11, 2002, Raytheon Company (the "Company") completed the sale of its Aircraft Integration Systems business (AIS).

        Included under Item 7 of this Report on Form 8-K is financial information, including consolidated Financial Statements at December 31, 2001 and 2000, and for the years ended December 31, 2001, 2000, and 1999, reflecting AIS as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The consolidated financial statements included in this Form 8-K are now the historical financial statements of the Company and supercede the historical financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 filed on March 19, 2002.

        This Form 8-K is filed with respect to the Company's year ended December 31, 2001. No attempt has been made in this Form 8-K to update disclosures for events subsequent to the initial filing date of March 19, 2002.

        This Form 8-K should be read in conjunction with the Company's other public filings with the Securities and Exchange Commission, including the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2002 filed on April 24, 2002.

        In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets (SFAS No. 142), which requires that goodwill amortization be discontinued and replaced with periodic tests of impairment. SFAS No. 142 became effective on January 1, 2002, accordingly, the Company is no longer amortizing goodwill. Reported income from continuing operations and basic and diluted earnings per share from continuing operations and reported net income (loss) and basic and diluted earnings (loss) per share for the years ended December 31, 2001, 2000, and 1999 have been adjusted in Note A, Accounting Policies, to exclude goodwill amortization in accordance with SFAS No. 142.

Item 7.  Financial Statements Pro Forma Financial Information and Exhibits

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(a)     Financial Statements:  None

(b)     Pro Forma Financial Information:  None

(c)     Exhibits:

Exhibit No.  Item

23           Consent of PricewaterhouseCoopers LLP

99           Five-Year Statistical Summary

             Management's Discussion and Analysis of Financial Condition and Results of Operations

             Consolidated Balance Sheets at December 31, 2001 and 2000

             Consolidated Statements of Income for the Years Ended December 31, 2001, 2000, and 1999

             Consolidated Statements of Stockholders' Equity for the Years Ended December 31, 2001, 2000, and 1999

             Consolidated Statements of Cash Flows for the Years Ended December 31, 2001, 2000, and 1999

             Notes to Consolidated Financial Statements

             Report of Independent Accountants

                                   SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2002

                                      RAYTHEON COMPANY

                                      By: /s/ Edward S. Pliner
                                          Name:  Edward S. Pliner
                                          Title: Vice President and
                                                 Corporate Controller


                                 EXHIBIT INDEX

Exhibit No.  Item

23           Consent of PricewaterhouseCoopers LLP

99           Five-Year Statistical Summary

             Management's Discussion and Analysis of Financial Condition and Results of Operations

             Consolidated Balance Sheets at December 31, 2001 and 2000

             Consolidated Statements of Income for the Years Ended December 31, 2001, 2000, and 1999

             Consolidated Statements of Stockholders' Equity for the Years Ended December 31, 2001, 2000, and 1999

             Consolidated Statements of Cash Flows for the Years Ended December 31, 2001, 2000, and 1999

             Notes to Consolidated Financial Statements

             Report of Independent Accountants